UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 2, 2011
Andatee China Marine Fuel Services Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-34608	80-0445030
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

No. 1 Bintao Garden, West Binhai Road, Xigang District Dalian
People’s Republic of China
(Addres  s of Principal Executive Office) (Zip Code)

011 (86411) 8360 4683
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

Cautionary Note about Forward-Looking Statements

Certain statements sets forth below are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, as well as information relating to Andatee China Marine Fuel Services Corporation that is based on management’s exercise of business judgment and assumptions made by and information currently available to management. Although forward-looking statements herein reflect the good faith judgment of the Company’s management, such statements can only be based on facts and factors currently known by it. Consequently, forward-looking statements are inherently subject to risks and uncertainties and actual results and outcomes may differ materially from the results and outcomes discussed in or anticipated by the forward-looking statements. When used herein, the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “the facts suggest” and words of similar import, are intended to identify any forward-looking statements. The reader should not place undue reliance on these forward-looking statements. These statements reflect the management’s current view of the likelihood of the contemplated acquisitions and are subject to certain risks and uncertainties which are outside of the Company’s control. Many factors could cause actual results to differ materially from the forward looking statements. Other unknown, unidentified or unpredictable factors could materially and adversely impact the likelihood of consummation of the contemplated acquisitions.  Should one or more of such risks or uncertainties materialize, or should underlying assumptions prove incorrect, the actual results could differ materially from those anticipated in these forward-looking statements. The Company undertakes no obligation and does not intend to update, revise or otherwise publicly release any revisions to its forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of any unanticipated events.

Andatee China Marine Fuel Services Corporation (the “Company”) is considering two potential acquisitions in Zhejiang and Jiangsu provinces, PRC, respectively. The Company’s diligence investigation of the underlying businesses, internal and accounting controls, requisite permits, customers and customer relationships, as well as other preparatory steps customary to the transactions of this nature, have just commenced.  The contemplated acquisitions will be subject to, among other things, the satisfactory completion of all diligence efforts, the negotiation of terms acceptable to the Company, the negotiation and execution of  definitive agreements, and the satisfaction of all conditions and covenants in those agreements. If and to the extent such acquisitions are consummated before the end of fiscal year 2011, the Company expects that they would have the effect of expanding the Company’s distribution footprint in the respective PRC provinces. This expansion would be accomplished by the addition of the target companies’ pump berth, storage tank and pump station capacities to the Company’s current infrastructure.  The Company does not anticipate that the contemplated transactions, individually or in the aggregate, will have material effect on the Company’s operations or net income in the next twelve month period. There is no assurance that either or both of the contemplated acquisitions will take place; nor can the Company speculate regarding the terms of any such acquisitions.

Item 9.01	Financial Statements and Exhibits.

(d)          Exhibits.

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Andatee China Marine Fuel Services Corporation

By:	/s/ Wen Tong
Wen Tong, Chief Financial Officer

Date:     September 4, 2011